Exhibit 10.9

SURMODICS-MODIFIED PRODUCT AGREEMENT

The parties to this Agreement are:

SurModics, Inc. 9924 West 74th Street Eden Prairie, Minnesota 55344 (hereinafter “SURMODICS”)	DEVAX, Inc. 13700 Alton Parkway, Suite 164 Irvine, California 92618 (hereinafter “DEVAX”)

WHEREAS, SURMODICS and DEVAX are parties to a Master License Agreement, dated March 21, 2003, which Master License Agreement contains an Attachment B1 dated March 21, 2003 that describes a Medical Product, a component part of which is to be modified by SURMODICS under this Agreement through the application by SURMODICS of the coating technology licensed to DEVAX under the Master License Agreement.

NOW THEREFORE, for good and valuable consideration of which receipt is acknowledged, the parties agree as follows:

1.	Definitions.

All capitalized terms used in this Agreement that are defined in the Master License Agreement and which are not expressly given a different meaning in this Agreement shall have the same meaning in this Agreement that such terms are given in the Master License Agreement.

(a) “Component” shall mean a component part of a DEVAX Medical Product, as specifically described in an attachment to this Agreement.

(b) “Modified Component” shall mean a Component that is coated by SURMODICS under this Agreement through the application of the coating technology licensed to DEVAX under the Master License Agreement.

2.	Attachments.

For each Component to be coated by SURMODICS, the parties will sign a separate document in the form of Attachment A to this Agreement, containing the information called for in Attachment A. Each such attachment for a Component will be given a sequential designation as Attachment Al, Attachment A2, and so forth. Each such attachment for a Component must be signed by both parties before SURMODICS will coat that Component for DEVAX. All Components to be coated by SURMODICS under this Agreement will be coated under the terms and conditions of this Agreement and the respective Attachment A document describing that Component.

3.	Supply of Components.

During the term of this Agreement, DEVAX will supply SURMODICS with quantities of each Component that DEVAX wishes to have modified by SURMODICS in order to produce quantities of Modified Component. All Components shall be provided to SURMODICS at no charge. SURMODICS will apply mutually agreed coating reagents to such Component using SURMODICS’ coating techniques that have been optimized by SURMODICS for the coating of the relevant DEVAX Medical Products and which have been licensed to DEVAX under the Master License Agreement. For the avoidance of doubt, DEVAX acknowledges the following limitations with respect to the services to be provided by SURMODICS under this Agreement:

(a) SURMODICS will provide Modified Components to DEVAX in bulk quantity, not packaged for final sale by DEVAX.

(b) SURMODICS will not sterilize the Modified Components. Sterilization of the Modified Components will be performed by DEVAX in accordance with Paragraph 11(b) below.

(c) SURMODICS will not assemble multiple Modified Components to create a complete Medical Product.

4.	Terms of Orders.

The terms and conditions of this Agreement shall be the exclusive contract terms between the parties with respect to the modification of Components into Modified Components by SURMODICS for DEVAX. In no event will a purchase order serve as an acceptable Attachment A to this Agreement. The terms of this Agreement govern and prevail over any inconsistencies between this Agreement and the terms of any purchase order or acceptance document of either party. SURMODICS objects to any terms set forth in DEVAX’s purchase orders which are different from or additional to the provisions of this Agreement and no such different or additional terms shall be binding upon SURMODICS unless the parties agree to the contrary in a written document separate from the purchase order and signed by a corporate officer of both parties.

5.	Payment and Price.

(a) Price. The unit price payable by DEVAX for coating services with respect to a Component shall be as set forth in the Attachment Al, etc., describing that Component. Unless expressly stated otherwise in the applicable Attachment for a Component, the unit price stated therein shall include all amounts payable for SURMODICS’ coating services, the price of the coating reagents applied to the Components, and the price payable for the use of all facilities and equipment used by SURMODICS to coat the Components.

(b) Price Exclusions. The price to be charged DEVAX does not include (i) any taxes, fees, duties, or governmental charges relating to the modification of Components, or (ii) any amounts for shipping, delivery, or insurance, or (iii) royalties that are due under the Master License Agreement with respect to Licensed Product incorporating Modified Components. DEVAX shall be responsible for paying all such amounts. If SURMODICS is required to pay, or is requested by DEVAX to pay or prepay, any amounts which are DEVAX’s responsibility under clauses (i) and/or (ii) of this paragraph, DEVAX shall reimburse SURMODICS in full for such amount upon demand by SURMODICS.

(c) Payment. DEVAX shall pay SURMODICS for services provided under this Agreement within thirty (30) days after the date of SURMODICS’ invoice. SURMODICS’ invoices will be dated as of the date of shipment of the Modified Components to which the invoice relates. If DEVAX fails to provide timely payment, SURMODICS may cease coating any and all Components under this Agreement until all past due invoices have been paid in full. In addition, SURMODICS thereafter may require payment in advance, by COD, by letter of credit in form and substance satisfactory to SURMODICS, or by any other means acceptable to SURMODICS. Such advance payment terms shall become effective immediately when SURMODICS notifies DEVAX of the change in credit terms and shall remain in effect until an officer of SURMODICS agrees otherwise in writing.

6.	Delivery and Inspection.

(a) Delivery. SURMODICS will package Modified Components in bulk, not in final form for sale, for shipment in accordance with standard commercial practices. Such shipments shall be made to DEVAX or a designated agent of DEVAX. Risk of loss regarding Modified Components shall pass to DEVAX when delivered to a reputable carrier at SURMODICS’ manufacturing location.

(b) Delivery Dates. Any delivery dates requested by DEVAX shall be considered estimates only, and SURMODICS shall not be in breach of this Agreement or incur any liability to DEVAX or any other person if SURMODICS fails to meet a delivery date, whether due to an event of force majeure or otherwise.

(c) Inspection. DEVAX shall inspect all shipments of Modified Components upon arrival and shall notify SURMODICS in writing of any shortages or other failures to conform with this Agreement which are reasonably discoverable upon arrival.

(d) Shortages. DEVAX acknowledges that not all units of Components supplied to SURMODICS will be returned as Modified Components in that some units of Components may be (i) lost to scrap, or (ii) consumed in the performance of quality procedures, or (iii) kept by SURMODICS as retained samples. The permissible quantities of Components that may not be returned to DEVAX as Modified Components due to the causes listed in the preceding sentence shall be stated in the applicable Attachment. SURMODICS shall not be liable in any manner for the value of the agreed quantity of Components (i) to be consumed in the performance of quality procedures, or (ii) to be kept by SURMODICS as retained samples. If the percentage of each shipment of Components that is lost to scrap is less than or equal to the allowed percentage, SURMODICS shall not be liable in any manner for the value of those Components, nor shall DEVAX be required to pay SURMODICS any amount for coating those COMPONENTS.

7.	Term and Termination.

(a) This Agreement shall terminate on June 30, 2005 unless earlier terminated under any of the provisions of this Paragraph 7.

(b) This Agreement shall terminate effective immediately, without the need for notice to DEVAX, upon termination or expiration of either the Master License Agreement or the license granted under the Master License Agreement with respect to the Medical Product of which the Modified Components are a part.

(c) Either party shall have the right to terminate this Agreement for any cause or no cause upon thirty (30) days prior written notice to the other party of such termination.

8.	SurModics Warranty and Disclaimers.

(a) SURMODICS warrants that the coating services it provides under this Agreement will be performed in a workmanlike manner using coating techniques optimized by SURMODICS for the Medical Product, using coating reagents that have been agreed to by the parties, and using coating technology that has been licensed to DEVAX for the Licensed Product under the Master License Agreement.

(b) SURMODICS warrants that all coating reagents used to coat Components will, at the time they are applied to Components, meet the applicable standard SURMODICS specifications for such reagents.

(c) Inasmuch as SURMODICS has no control over the Medical Product or the Licensed Product or their manufacture, nor over the delivery, packaging, or use of the Medical Product or the Licensed Product, SURMODICS can make no representations, concerning the Medical Product or Licensed Product assembled using Modified Components.

(d) DEVAX shall notify SURMODICS about an alleged breach of the warranties in clauses (a) and/or (b) of this Paragraph 8 within ten (10) business days after receipt of Modified Components. No claim shall be honored if DEVAX fails to notify SURMODICS within that ten-day period. DEVAX shall send SURMODICS a sample of the allegedly defective Modified Components. If SURMODICS confirms that the Modified Components fail to meet the warranties in clauses (a) and/or (b) of this Paragraph 8, SURMODICS will either credit the price payable under this Agreement for the quantity of Modified Components that fails to meet such warranties, or at DEVAX’s request, shall coat an equal number of Components at no charge to DEVAX.

(e) If the percentage of each shipment of Components that is lost to scrap is more than the allowed percentage stated in the applicable Attachment, SURMODICS shall not be liable in any manner for the value of those Components, nor shall DEVAX be required to pay SURMODICS any amount for coating those Components. However, as its sole remedy to DEVAX, SURMODICS will coat an equal number of Components from another shipment of Components at no charge to DEVAX.

(f) EXCEPT AS EXPRESSLY SET FORTH IN THIS PARAGRAPH 8, SURMODICS MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO THE MODIFIED COMPONENTS, THE SERVICES PROVIDED BY SURMODICS, OR THE REAGENTS USED TO COAT COMPONENTS, WHETHER AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, SAFETY, EFFICACY, NOR WARRANTIES ARISING FROM A COURSE OF DEALING OR ANY OTHER MATTER NO EMPLOYEE OR REPRESENTATIVE OF SURMODICS SHALL HAVE ANY AUTHORITY TO BIND SURMODICS TO ANY WARRANTY OR REPRESENTATION EXCEPT AS EXPRESSLY STATED IN THIS PARAGRAPH 8.

(g) DEVAX SHALL BE SOLELY RESPONSIBLE FOR ANY WARRANTY OR REPRESENTATION WHICH IT MAKES TO ANY SUBSEQUENT TRANSFEREE WITH RESPECT TO THE MODIFIED COMPONENTS, MEDICAL PRODUCT, OR LICENSED PRODUCT. DEVAX SHALL NOT OBLIGATE SURMODICS TO ANY THIRD PARTY IN ANY MANNER WITH RESPECT TO THE MODIFIED COMPONENTS, MEDICAL PRODUCT, OR LICENSED PRODUCT.

(h) SURMODICS SHALL HAVE NO LIABILITY TO DEVAX OR ANY OTHER PERSON FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OF ANY DESCRIPTION, WHETHER ARISING UNDER WARRANTY OR OTHER CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER TORT, OR OTHERWISE. THE PARTIES EXPRESSLY AGREE THAT THE EXCLUSION OF SPECIAL, INCIDENTAL, CONSEQUENTIAL AND PUNITIVE DAMAGES SET FORTH HEREIN ARE AGREED ALLOCATIONS OF RISK AND SHALL SURVIVE THE DETERMINATION OF ANY COURT OF COMPETENT JURISDICTION THAT ANY REMEDY PROVIDED HEREIN FAILS OF ITS ESSENTIAL PURPOSE. UNDER NO CIRCUMSTANCES SHALL SURMODICS’ LIABILITY HEREUNDER FOR ANY CAUSE EXCEED THE MONEY RECEIVED BY IT FROM DEVAX IN CONNECTION WITH THE MODIFICATION OF COMPONENTS BY SURMODICS.

9.	Indemnification.

DEVAX agrees to indemnify, hold harmless and release and forever discharge SURMODICS and each of its agents, officers, directors and employees from any and all claims, demands, damages, judgments, costs and expenses, including reasonable attorney’s fees, that may be claimed, asserted or rendered against SURMODICS, or any or all of the above-mentioned persons or their successors, arising from the design, manufacture, use or sale of a Modified Component, or a Medical Product or a Licensed Product incorporating a Modified Component. In the event of such a lawsuit or claim, DEVAX shall have the sole right to control the litigation, including, but not limited to, the right to choose counsel and the right to settle any such claims or lawsuits, provided such settlement does not (i) admit liability or negligence on the part of SURMODICS, or (ii) require a license of SURMODICS’ Patent Rights or Know-how to any third party, or (iii) require an admission of invalidity or unenforceability or any limitation of enforceability with respect to SURMODICS’ Patent Rights or Know-how.

10.	Quality Program.

(a) SURMODICS has established and will maintain quality systems, procedures, quality records, and product certifications designed to ensure that Modified Components will meet the warranties set forth in clauses (a) and/or (b) of Paragraph 8. Modified Components will be processed under this Agreement in compliance with SURMODICS’ standard quality systems.

(b) For each coating run, SURMODICS will provide to DEVAX (i) a certificate of conformance that states that the photoactivatable reagents used to produce the Modified Components meet the standard SURMODICS specifications for such reagents, and (ii) a coating application report.

(c) Upon DEVAX’s written request, SURMODICS shall provide the applicable quality batch-record forms associated with the Modified Components.

(d) SURMODICS agrees to inform DEVAX if SURMODICS deviates from the coating procedures attached hereto as Exhibit 1.

11.	Obligations of DEVAX.

(a) DEVAX has sole responsibility for establishing the suitability for use in humans of Medical Products and/or Licensed Products incorporating Modified Components. DEVAX shall establish specifications for Medical Products and/or Licensed Products incorporating Modified Components and implement procedures and protocols to ensure such specifications are met with respect to Medical Products and/or Licensed Products incorporating Modified Components.

(b) DEVAX will sterilize all Medical Products and/or Licensed Products incorporating Modified Components before use and shall subject such Medical Products and/or Licensed Products to such quality control testing and performance testing before use as is commonly required for products of this type and as is required to ensure safety.

(c) DEVAX will at all times use, transport, and dispose of all (i) Modified Components, and (ii) Medical Products and/or Licensed Products incorporating Modified Components in a manner that is in full compliance with all applicable laws and regulations, specifically including regulatory and export/import laws relating to products of this type.

(d) DEVAX will at all times have in place product liability insurance in a form and amount reasonably sufficient to cover any foreseeable claim or claims arising out of the use, transport, or disposal of Modified Components, and Medical Products and/or Licensed Products incorporating Modified Components. DEVAX will provide SURMODICS with a certificate of insurance within thirty (30) days after signing this Agreement. Each such insurance policy shall name SURMODICS as a named insured unless otherwise agreed by an officer of SURMODICS.

12.	General Provisions.

(a) Nonassignment. DEVAX shall not transfer or assign any of its rights or obligations under this Agreement without SURMODICS’ prior written consent. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties thereto and their permitted successors and assigns.

(b) Force Majeure. No party to this Agreement shall be liable to any other party or be in breach of this Agreement due to any event of force majeure or other event beyond its reasonable control including, without limitation, strikes, shortages of or inability to secure labor, fuel, energy, materials or supplies at reasonable prices or from regular sources, transportation delays, riots, war, fire, and acts of God.

(c) Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the modification of Components by SURMODICS for DEVAX and supersedes any prior and contemporaneous written or oral agreement between the parties with respect to that specific subject matter, except that the Mutual Confidential Disclosure Agreement and the Master License Agreement entered into between the parties shall continue in full force and effect.

(d) Modification or Waiver. No purported amendment, modification, or waiver of any provision of this Agreement shall be binding unless set forth in a separate written document signed by all parties (in the case of amendments or modifications) or by the party to be charged thereby (in the case of waivers). Any waiver shall be limited to the circumstance or event specifically referenced in the written waiver document and shall not be deemed to be a waiver of any other term of this Agreement or of the same circumstance or event upon any recurrence thereof.

(e) Governing Law. This Agreement shall be governed by and interpreted and construed in accordance with the federal laws of the United States of America and the state laws of the State of Minnesota, USA, excluding the conflicts of law provisions now or hereafter in force in the State of Minnesota.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed in the manner appropriate to each party, to be effective as of the later of the dates set forth below (or the date of SURMODICS’ signature if not dated by both parties).

Accepted by:	Accepted by:
SurModics, Inc.	DEVAX, Inc.

/s/ Robert W. Elliott, Jr.	/s/ Jeffrey Thiel
Signature	Signature

Robert W. Elliott, Jr.	Jeffrey Thiel
Printed Name	Printed Name

Vice President, Licensing Counsel	General Manager
Title	Title

March 21, 2003	March 21, 2003
Date	Date

Exhibit 1

SurModics-Modified Product Agreement

[Descriptions and procedures will be provided after licensing]

Device:

Substrate:

Purpose:

Date Received:	# Parts Received:	Lot #:

Date Coated:

Date Shipped:	# Parts Shipped:

Portion Coated:

Notebook Ref:

Hours Spent:

Reagents:

Licensed formulation

Coating Process:

Sample Preparation:
Coating Process:
Illumination Process:

Exhibit 1-1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ATTACHMENT A1

1.	Component Description. The Component that SURMODICS will coat to produce a Modified Component is the outer sheath component of a DEVAX Medical Product.

2.	Quantity. DEVAX will supply SURMODICS with up to 400 units of Component per-month in batches that contain 50-100 Components to be modified at SURMODICS’ facility. The following amount or percentages of each shipment of Components supplied by DEVAX may not be returned by SURMODICS:

Allowable Scrap Rate:	5%
Allowable QC Quantity:	3%
Sample Retention Quantity:	1%

3.	Delivery of Modified Components to DEVAX. SURMODICS anticipates that the Modified Components will be returned to DEVAX within two weeks after receipt of Components by SURMODICS provided that (a) DEVAX submits batches containing 50-100 Components for modification, and (b) DEVAX notifies SURMODICS at least one week prior to sending such Components for modification. If DEVAX submits batches to SURMODICS consisting of more than 100 units of Components for modification, or fails to provide the required notice, or submits to SURMODICS more than 400 units of such Components for modification in a four week period, then SURMODICS will provide an estimate of coating run turnaround time to DEVAX upon request.

4.	Unit Price. If SURMODICS can access the Component to be coated (the outer sheath) from the packaging provided by DEVAX without also removing the wire assembly attached to the Component, then DEVAX shall pay [***] per Modified Component for SURMODICS’ coating services. Otherwise, DEVAX shall pay SURMODICS [***] per Modified Component.

IN WITNESS WHEREOF, each of the parties has caused this Attachment to be signed in the manner appropriate to each party. The signing of this Attachment shall serve to amend the SURMODICS MODIFIED PRODUCT AGREEMENT by appending this Attachment to that Agreement. This Attachment shall be effective as of the later of the dates set forth below (or the date of SURMODICS’ signature if not dated by both parties), and shall terminate on January 31, 2005.

Attachment A1-1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ATTACHMENT A2

1.	Component Description. The Component that SURMODICS will coat to produce a Modified Component is the outer sheath component of a DEVAX Medical Product.

2.	Quantity. DEVAX will supply SURMODICS with up to 400 units of Component per-month in batches that contain 50-100 Components to be modified at SURMODICS’ facility. The following amount or percentages of each shipment of Components supplied by DEVAX may not be returned by SURMODICS:

Allowable Scrap Rate:	5%
Allowable QC Quantity.	3%
Sample Retention Quantity:	1%

3.	Delivery of Modified Components to DEVAX. SURMODICS anticipates that the Modified Components will be returned to DEVAX within two weeks after receipt of Components by SURMODICS provided that (a) DEVAX submits batches containing 50-100 Components for modification, and (b) DEVAX notifies SURMODICS at least one week prior to sending such Components for modification. If DEVAX submits batches to SURMODICS consisting of more than 100 units of Components for modification, or fails to provide the required notice, or submits to SURMODICS more than 400 units of such Components for modification in a four week period, then SURMODICS will provide an estimate of coating run turnaround time to DEVAX upon request.

4.	Unit Price. If SURMODICS can access the Component to be coated (the outer sheath) from the packaging provided by DEVAX without also removing the wire assembly attached to the Component, then DEVAX shall pay [***] per Modified Component for SURMODICS’ coating services. Otherwise, DEVAX shall pay SURMODICS [***] per Modified Component.

5.	Term. This Attachment A2 shall be effective January 31, 2005 and shall terminate on June 30, 2006.

Attachment A2-1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ATTACHMENT A3

1.	Component Description. The Component that SURMODICS will coat to produce a Modified Component is the outer sheath component of a DEVAX Medical Product.

2.	Quantity. DEVAX will supply SURMODICS with up to 400 units of Component per-month in batches that contain 50-100 Components to be modified at SURMODICS’ facility. The following amount or percentages of each shipment of Components supplied by DEVAX may not be returned by SURMODICS:

Allowable Scrap Rate:	5%
Allowable QC Quantity:	3%
Sample Retention Quantity:	1%

3.	Delivery of Modified Components to DEVAX. SURMODICS anticipates that the Modified Components will be returned to DEVAX within two weeks after receipt of Components by SURMODICS provided that (a) DEVAX submits batches containing 50-100 Components for modification, and (b) DEVAX notifies SURMODICS at least one week prior to sending such Components for modification. If DEVAX submits batches to SURMODICS consisting of more than 100 units of Components for modification, or fails to provide the required notice, or submits to SURMODICS more than 400 units of such Components for modification in a four week period, then SURMODICS will provide an estimate of coating run turnaround time to DEVAX upon request.

4.	Unit Price. If SURMODICS can access the Component to be coated (the outer sheath) from the packaging provided by DEVAX without also removing the wire assembly attached to the Component, then DEVAX shall pay [***] per Modified Component for SURMODICS’ coating services. Otherwise, DEVAX shall pay SURMODICS [***] per Modified Component.

5.	Term. This Attachment A3 shall be effective July 1, 2006 and shall terminate on June 30, 2007.

Attachment A3-1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ATTACHMENT A4

1.	Component Description. The Component that SURMODICS will coat to produce a Modified Component is the outer sheath component of a DEVAX Medical Product.

2.	Quantity. DEVAX will supply SURMODICS with Components in batches that contain 150 or more Components to be modified at SURMODICS’ facility. The following amount or percentages of each shipment of Components supplied by DEVAX may not be returned by SURMODICS:

Allowable Scrap Rate:	5%
Allowable QC Quantity:	3%
Sample Retention Quantity:	1%

3.	Delivery of Modified Components to DEVAX. SURMODICS anticipates that the Modified Components will be returned to DEVAX within two weeks after receipt of Components by SURMODICS provided that (a) DEVAX submits batches containing at least 150 Components for modification, and (b) DEVAX notifies SURMODICS at least one week prior to sending such Components for modification. If DEVAX submits batches to SURMODICS consisting of more than 400 units of Components for modification, or fails to provide the required notice, or submits to SURMODICS more than 800 units of such Components for modification in a four week period, then SURMODICS will provide an estimate of coating run turnaround time to DEVAX upon request.

4.	Unit Price. If SURMODICS can access the Component to be coated (the outer sheath) from the packaging provided by DEVAX without also removing the wire assembly attached to the Component, then DEVAX shall pay [***] per Modified Component for SURMODICS’ coating services. Otherwise, DEVAX shall pay SURMODICS [***] per Modified Component.

5.	Term. This Attachment A4 shall be effective April 1, 2007 and shall terminate on October 31, 2009.

Attachment A4-1

AMENDMENT

This Amendment, effective January 31, 2005, is by and between SurModics, Inc. (“SURMODICS”), and DEVAX, Inc. (“DEVAX”).

WHEREAS, the parties are party to that certain SurModics-Modified Product Agreement, effective March 21, 2003 (the “Agreement”);

WHEREAS, the parties desire to extend the term of the Agreement until June 30, 2006.

NOW, THEREFORE, the parties agree as follows:

A.	Amendment to the Agreement

1.	Paragraph 7(a) of the Agreement is amended in its entirety to read as follows:

This Agreement shall terminate on June 30, 2006 unless earlier terminated under any of the provisions of this Paragraph 7.

2.	Attachment A2 attached hereto is added to the Agreement.

B.	Full Force and Effect

Except as amended hereby, the Agreement is unchanged and remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto execute this Amendment by their duly authorized employees.

Accepted by:	Accepted by:
SurModics, Inc.	DEVAX, Inc.

/s/ Charlie Olson	/s/ Jeffrey Thiel
Signature	Signature

Charlie Olson	Jeffrey Thiel
Printed Name	Printed Name

Vice President and General Manager,	President and Chief Executive Officer
Hydrophilic Technologies	Title
Title

Amendment-1

Second Amendment

March 21, 2003 SurModics Modified Product Agreement

This Amendment, effective July 1, 2006, is by and between SurModics, Inc. (“SURMODICS”), and DEVAX, Inc. (“DEVAX”).

WHEREAS, the parties are party to that certain SurModics-Modified Product Agreement, effective March 21, 2003 (the “Agreement”);

WHEREAS, the parties desire to extend the term of the Agreement until June 30, 2007. NOW, THEREFORE, the parties agree as follows:

A.	Amendment to the Agreement

1.	Paragraph 7(a) of the Agreement is amended in its entirety to read as follows:

This Agreement shall terminate on June 30, 2007 unless earlier terminated under any of the provisions of this Paragraph 7.

2.	Attachment A3 attached hereto is added to the Agreement.

B.	Full Force and Effect

Except as amended hereby, the Agreement is unchanged and remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto execute this Amendment by their duly authorized employees.

Accepted by:	Accepted by:
SurModics, Inc.	DEVAX, Inc.

/s/ Charlie Olson	/s/ Jeffrey Thiel
Signature	Signature

Charlie Olson	Jeffrey Thiel
Printed Name	Printed Name

Vice President/General Manager,	President and Chief Executive Officer
Hydrophilic Technologies	Title
Title

Amendment 2-1

Third Amendment

March 21, 2003 SurModics Modified Product Agreement

This Amendment, effective April 1, 2007 (the “Effective Date”), is by and between SurModics, Inc. (“SURMODICS”), and DEVAX, Inc. (“DEVAX”).

WHEREAS, the parties wish to extend the SurModics-Modified Product Agreement, dated March 21, 2003 (as amended, the “Agreement”).

NOW, THEREFORE, the parties agree as follows:

A.	Amendment to the Agreement

1.	Paragraph 7(a) of the Agreement is amended in its entirety to read as follows:

This Agreement shall terminate on October 31, 2009 unless earlier terminated under any of the provisions of this Paragraph 7.

2.	Attachment A4 attached hereto is added to the Agreement and supersedes Attachment A3 to the Agreement as of the Effective Date.

B.	Full Force and Effect

Except as amended hereby, the Agreement is unchanged and remains in full force and effect. A copy of the Agreement is attached for reference.

IN WITNESS WHEREOF, the parties hereto execute this Amendment by their duly authorized employees.

Accepted by:	Accepted by:
SurModics, Inc.	DEVAX, Inc.

/s/ Charlie Olson	/s/ Jeffrey Thiel
Signature	Signature

Charlie Olson	Jeffrey Thiel
Printed Name	Printed Name

Vice President/General Manager,	President and Chief Operating Officer
Hydrophilic Technologies	Title
Title

April 12, 2007	April 11, 2007
Date	Date

Amendment 3-1